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                               AMENDMENT AGREEMENT


This Agreement dated as of October 1, 1999 shall amend the Omnibus Credit Agreement dated as of March 1, 1997 between Citibank (New York State) (the "Lender") and The Student Loan Corporation (the "Borrower"), as amended (collectively the "Omnibus Agreement")

Whereas, Lender and Borrower increased the maximum allowable advances under the Omnibus Agreement to $10 Billion by amendment to the Omnibus Agreement dated February 26, 1998; and

Whereas, Lender and Borrower desire to increase the maximum allowable advances under the terms of the Omnibus Agreement, as amended.

Now therefore, in consideration of the mutual covenants and agreements contained herein, the parties agree as follows:


1. The Omnibus Agreement shall be amended by the addition of a new Part I. 1 c. as follows:

         PART I.
         1.

         c. CNYS and STU agree that the maximum allowable advances under this Omnibus Credit Agreement shall be equal to $10,750,000,000 notwithstanding any prior limitations on such maximum allowable advances. This maximum limitation shall remain in effect until December 31, 1999 after which the maximum limitation will revert to the prior maximum limitation of $10 Billion.


2.       The Omnibus Agreement shall be amended by the addition of a new Part
         VIII. As follows:


         PART VIII.

                                    TRANCHE H
                          (A TERM NOTE CREDIT FACILITY)

         28. Lender agrees to lend to Borrower an amount equal up to the available credit provided in the Omnibus Agreement in the form of one or more term loans with a maturity date of no later than December 31, 2002.

         29. Any advances under this Term Note Credit Facility shall be evidenced by one or more promissory notes in the form of Exhibit H. For floating rate loans, interest shall be due and payable on the respective repricing date(s) until maturity (or the next business day if such date is not a business day) on the advance at an annual

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                  interest rate equal to the LIBOR rate for the corresponding repricing term plus a spread to be agreed upon. For fixed rate loans, interest shall be due and payable on the first day of each calendar quarter or repricing period as indicated in the note evidencing the advance (or the next business day if such date is not a business day) on the advance at an annual interest rate equal to the LIBOR rate for the fixed period until the maturity date plus a spread to be agreed upon.

         30. Borrower shall have no right to repay the advance made under this Fixed Rate Single Term Loan Facility.


3. Except as modified herein, all other terms and conditions of the Omnibus Agreement shall remain in full force and effect.



CITIBANK (NEW YORK STATE)

BY_______________________________________


THE STUDENT LOAN CORPORATION

BY_______________________________________

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                                    EXHIBIT H


                                 PROMISSORY NOTE

                             (A TERM NOTE FACILITY)

                           (TERM NOTE - FLOATING RATE)


FOR VALUE RECEIVED, The Student Loan Corporation (the "Borrower") promises to pay to Citibank (New York State) (the "Lender") the principal amount of US$________________ (the "advance") on ____________________ (the "maturity date") together with all accrued interest to the date of payment but in no event later than December 31, 2002. Interest shall be due and payable on each repricing date and on the maturity date. In the event that such payment date is not a business day, payment shall be made on the next following business day.

The interest rate shall be established on this date (the "value date") and on the first day (each a "repricing date") of each ______________________________ thereafter (each a "repricing term") until maturity. Borrower promises to pay interest on the principal amount advanced on each repricing date until maturity at an annual interest rate equal to _____________ LIBOR (determined using the actual number of days outstanding and a year of 360 days).

The Borrower shall have no right to prepay the advance prior to maturity.

This Promissory Note is issued pursuant to an Omnibus Credit Agreement dated as of March 1, 1997, as amended, between the Lender and Borrower (the "Loan Agreement") and is entitled to the benefits of and is subject to the terms contained in the Loan Agreement as the same may be amended and modified from time to time. The provisions of the Loan Agreement are hereby incorporated in this Promissory Note to the same extent as if set forth at length herein.

IN WITNESS WHEREOF, Borrower has caused this Promissory Note to be executed in its behalf by its officer thereunto duly authorized as of the ______ day of ________________, 1999.

THE STUDENT LOAN CORPORATION

BY:__________________________

NAME:________________________

TITLE:_______________________

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                                    EXHIBIT H


                                 PROMISSORY NOTE

                             (A TERM NOTE FACILITY)

                            (TERM NOTE - FIXED RATE)


FOR VALUE RECEIVED, The Student Loan Corporation (the "Borrower") promises to pay to Citibank (New York State) (the "Lender") the principal amount of US$____________________ (the "advance") on ____________________ (the "maturity date") together with all accrued interest to the date of payment but in no event later than December 31, 2002. Interest shall be due and payable on the first day of each calendar quarter and on the maturity date. In the event that such payment date is not a business day, payment shall be made on the next following business day.

The interest rate shall be established on this date (the "value date"). Borrower promises to pay interest on the principal amount advanced on the first day of each quarter (or some other period) and at the maturity date at an annual interest rate equal to _____________ LIBOR on this date.

The Borrower shall have no right to prepay the advance prior to maturity.

This Promissory Note is issued pursuant to an Omnibus Credit Agreement dated as of March 1, 1997, as amended, between the Lender and Borrower (the "Loan Agreement") and is entitled to the benefits of and is subject to the terms contained in the Loan Agreement as the same may be amended and modified from time to time. The provisions of the Loan Agreement are hereby incorporated in this Promissory Note to the same extent as if set forth at length herein.

IN WITNESS WHEREOF, Borrower has caused this Promissory Note to be executed in its behalf by its officer thereunto duly authorized as of the ______ day of ________________, 1999.

THE STUDENT LOAN CORPORATION

BY:__________________________

NAME:________________________

TITLE:_______________________